UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  DECEMBER 12, 2003


                            STERLING CHEMICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                      000-50132                  76-0502785
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of Incorporation)                                           Identification No.)


                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:  (713) 650-3700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE
           -----------------------------------------

           On December 12, 2003, Sterling Chemicals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it had settled its disputes with Monsanto Company ("Monsanto") pending in the Bankruptcy Court for the Company's prior bankruptcy proceedings. The settlement, which is subject to the approval of the Bankruptcy Court and the final approval of the parties, contemplates the extension of the existing business agreements between the Company and Monsanto and the restart of Monsanto's DSIDA production facilities located at the Company's facilities in Texas City, Texas on or before July of 2007. Filed herewith is a copy of such press release.

           Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning cost competitiveness and efficiency of operations. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K. These factors include, among others, the timing and extent of changes in commodity prices, the cyclicality of the petrochemicals industry, petrochemicals industry production capacity and operating rates, market conditions in the petrochemicals industry, competition, changes in global economic and business conditions, increases in raw materials costs, the Company's ability to obtain raw materials and energy at acceptable prices, in a timely manner and on acceptable terms, regulatory initiatives and compliance with governmental regulations, compliance with environmental laws and regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c) Exhibits.

       Exhibit number          Description
       --------------          -----------

           99.1                Press release of December 12, 2003





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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STERLING CHEMICALS, INC.


                                      By: /s/ Richard K. Crump
                                         ---------------------------------------
                                          Richard K. Crump
                                          President and Chief Executive Officer

Dated:  December 12, 2003






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                                 EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release of December 12, 2003












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